UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 14, 2009 (September 10, 2009)
(Date of earliest event reported)

PENN VIRGINIA GP HOLDINGS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33171	20-5116532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 10, 2009, Penn Virginia GP Holdings, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with PVG GP, LLC (the “General Partner”), Penn Virginia Resource GP Corp. (the “Selling Unitholder”) and Barclays Capital Inc., UBS Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), covering the sale by the Selling Unitholder (the “Offering”) of an aggregate of 8,695,655 common units representing limited partner interests in the Partnership (the “Common Units”).  Pursuant to the Underwriting Agreement, the Selling Unitholder granted the Underwriters an option to purchase up to an additional 1,304,345 Common Units solely to cover over-allotments, if any.  On September 11, 2009, the Underwriters exercised such option in full.    Closing of the sale of the Common Units is scheduled for September 16, 2009.  The Selling Unitholder will receive all of the net proceeds from the sale of the Common Units.

The Common Units to be sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-161257), as supplemented by the Prospectus Supplement dated September 10, 2009 relating to the Common Units, filed with the Securities and Exchange Commission pursuant to Rule 424(b) on September 11, 2009.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Units from the Selling Unitholder are subject to the approval of legal matters by counsel and to other conditions.  The Partnership, the General Partner and the Selling Unitholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make for these liabilities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 7.01	Regulation FD Disclosure.

On September 10, 2009, the Partnership issued press releases announcing the Offering and the pricing of the Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item
1.1
Underwriting Agreement, dated September 10, 2009, among Penn Virginia GP Holdings, L.P., Penn Virginia Resource GP Corp., PVG GP, LLC and Barclays Capital Inc., UBS Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein relating to the Offering

99.1	Penn Virginia GP Holdings, L.P. press release dated September 10, 2009 announcing the Offering
99.2	Penn Virginia GP Holdings, L.P. press release dated September 10, 2009 announcing the pricing of the Offering

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2009

Penn Virginia GP Holdings, L.P.

By:	PVG GP, LLC,
its General Partner

By:	/s/ Nancy M. Snyder
Name: Nancy M. Snyder
Title: Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Item
1.1
Underwriting Agreement, dated September 10, 2009, among Penn Virginia GP Holdings, L.P., Penn Virginia Resource GP Corp., PVG GP, LLC and Barclays Capital Inc., UBS Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein relating to the Offering

99.1	Penn Virginia GP Holdings, L.P. press release dated September 10, 2009 announcing the Offering
99.2	Penn Virginia GP Holdings, L.P. press release dated September 10, 2009 announcing the pricing of the Offering

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